UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 9, 2020

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number:	001-15393

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1398 Central Avenue
Dubuque,	Iowa	52001
(Address of principal executive offices)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market

Item 7.01 Regulation FD Disclosure

On June 9, 2020, Heartland Financial USA, Inc. (“Heartland”) issued a press release announcing that Arizona Bank & Trust (AB&T”), a wholly owned subsidiary of Heartland, entered into a purchase and assumption agreement, pursuant to which AB&T will acquire certain assets and will assume substantially all of the deposits and certain other liabilities of Johnson Bank’s Arizona banking operations (the “Branch Acquisition”). A copy of the press release announcing the Branch Acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release is furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section 18.

Item 8.01 Other Events

Arizona Branch Acquisition
On June 9, 2020, Arizona Bank & Trust (“AB&T”), a wholly-owned subsidiary of Heartland Financial USA, Inc. (“Heartland”) headquartered in Phoenix, Arizona, entered into a purchase and assumption agreement, pursuant to which AB&T will acquire certain assets and will assume substantially all of the deposits and certain other liabilities of Johnson Bank’s Arizona banking operations (the “Branch Acquisition”). Johnson Bank is a wholly owned subsidiary of Racine, WI-based Johnson Financial Group, Inc. (“JFG”). Under the terms of the purchase and assumption agreement, AB&T will acquire Johnson Bank’s four Arizona banking centers, which had deposits of approximately $362 million and loans of approximately $186 million as of March 31, 2020. The actual amount of deposits assumed and loans acquired will be determined at closing.

The Branch Acquisition is subject to the satisfaction of customary closing conditions, including receipt of bank regulatory approvals. Heartland anticipates that the Branch Acquisition will be completed in the fourth quarter of 2020. Each of AB&T and Johnson Bank have the right to terminate the Merger Agreement if the Branch Acquisition is not completed by December 31, 2020.

Forward-Looking Statements
This release, and future oral and written statements of Heartland and JFG and their management, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about AB&T’s acquisition of Johnson Bank’s Arizona banking operations. These forward-looking statements may include statements about the benefits of the transaction, including anticipated future results, cost savings and accretion to earnings. Risks relating to the acquisition include the following: the businesses of Johnson Bank’s Arizona banking operations and AB&T may not be combined successfully, or such combination may take longer than expected; the cost savings from the acquisition may be less than anticipated; credit and interest rate risks of Johnson Bank’s Arizona banking operations may be greater than anticipated; and various difficulties associated with achieving anticipated future financial results of AB&T after the transaction may occur.

In addition, this release, and future oral and written statements of Heartland and its management, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Heartland's financial condition, results of operations, plans, objectives, future performance and business. Although these forward-looking statements are based upon the beliefs, expectations and assumptions of Heartland's management, there are a number of factors, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which are detailed below and in the risk factors in Heartland's Annual Report on Form 10-K filed with the Securities and Exchange Commission, contained, among others: (i) the strength of the local and national economy, including to the extent that they are affected by the COVID-19 pandemic and related restrictions on business and consumer activities; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war; (iii) changes in state and federal laws, regulations and governmental policies as they impact the company's general business, including government programs offering relief from the COVID-19 pandemic; (iv) changes in interest rates and prepayment rates of the company's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the potential impact of acquisitions and Heartland's ability to successfully integrate acquired banks; (viii) the loss of key executives or employees; (ix) changes in consumer spending, including changes resulting from the COVID-19 pandemic; (x) unexpected outcomes of existing or new litigation involving the company, including claims resulting from our participation in and execution of government programs related to the COVID-19 pandemic; and (xi) changes in accounting policies and practices.

The COVID-19 pandemic is adversely affecting Heartland and its customers, counterparties, employees and third-party service providers. The pandemic’s severity, its duration and the extent of its impact on Heartland’s business, financial condition, results of operations, liquidity and prospects remain uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect Heartland’s net income and the value of its assets and liabilities, reduce the availability of funding to Heartland, lead to a tightening of credit and increase stock price volatility. Some economists and investment banks also predict that a recession or depression may result from the continued spread of COVID-19 and the economic consequences.

All statements in this release, including forward-looking statements, speak only as of the date they are made, and Heartland undertakes no obligation to update any statement in light of new information or future events.

# # #

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.
None.

(b) Pro Forma Financial Information.
None.

(c) Exhibits.

99.1 Press Release dated June 9, 2020

104 The cover page of this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2020	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Executive Vice President
Chief Financial Officer